UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 25, 2009

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania		19040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 31, 2009, InfoLogix, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal year ended December 31, 2008.  A copy of the press release is attached as an exhibit to this report.

The information furnished under this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 2.04               Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 25, 2009, the Company received a letter (the “Letter”) from Hercules Technology Growth Capital, Inc. (the “Lender”) relating to that certain Loan and Security Agreement dated May 1, 2008, as amended November 19, 2008 (the “Loan Agreement”), by and among the Company, InfoLogix Systems Corporation (“ISC”), Embedded Technologies, LLC (“Embedded”), Opt Acquisition LLC (“Opt”) and InfoLogix-DDMS, Inc. (“DDMS” and together with the Company, ISC, Embedded and Opt, the “Borrowers” and each a “Borrower”) and the Lender.  All capitalized terms not defined herein are defined according to the Loan Agreement.

The Letter asserts the existence of an Event of Default under the Loan Agreement for the Borrowers’ failure to comply with the minimum adjusted EBITDA financial covenant contained in Section 7.20(a) of the Loan Agreement for the three-month period ending January 31, 2009.

The Lender informed the Borrowers that, in accordance with Section 2.4 of the Loan Agreement, it had elected to increase the interest rate under the Loan Agreement to the Default Rate for the period commencing February 1, 2009.  The Default Rate is equal to the applicable regular interest rate plus 3.0%, or 16.25% on the term loan portion and 14.25% on the revolver portion of the Borrowers’ indebtedness to the Lender.  The Lender also acknowledged that it had already charged and received from the Borrowers an amount equal to the Default Rate interest and late fees from February 26, 2009 through and including March 11, 2009, for a total of $44,536.65.  Pursuant to the Letter, the Lender has demanded payment of the Default Rate from February 1, 2009 through and including February 25, 2009, and from March 12, 2009 through and including March 31, 2009 for a total of $78,191.40 due and payable by April 1, 2009.  For periods after March 31, 2009, the Default Rate interest will payable monthly on the same date as regular interest unless the Lender makes demand therefor.

As of March 30, 2009, the aggregate amount owed by the Borrowers to the Lender under the Loan Agreement is $21,897,000.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1

Loan and Security Agreement dated as of May 1, 2008 by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed May 7, 2008).

10.2

First Amendment to Loan and Security Agreement by and between InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., and Hercules Technology Growth Capital, Inc. dated November 19, 2008 (incorporated by reference to Exhibit 10.1 of our Quarterly Report on Form 10-Q filed November 19, 2008).

99.1	Press Release dated March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: March 31, 2009	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Loan and Security Agreement dated as of May 1, 2008 by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed May 7, 2008).

10.2

First Amendment to Loan and Security Agreement by and between InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., and Hercules Technology Growth Capital, Inc. dated November 19, 2008 (incorporated by reference to Exhibit 10.1 of our Quarterly Report on Form 10-Q filed November 19, 2008).

99.1	Press Release dated March 31, 2009.